SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006
THE SPORTSMAN’S GUIDE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-15767 (Commission File No.)	41-1293081 (IRS Employer Identification No.)

411 Farwell Avenue, South St. Paul, Minnesota (Address of principal executive offices)	55075 (Zip Code)
Registrant’s telephone number, including area code: (651) 451-3030
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition
     On April 27, 2006, The Sportsman’s Guide, Inc. issued a press release to report expected sales and earnings per share for its first quarter ended March 31, 2006. The release is furnished as Exhibit 99 to this report.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits. The following exhibit is furnished with this report:
99	Press Release dated April 27, 2006 of The Sportsman’s Guide, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPORTSMAN’S GUIDE, INC.

Date: April 28, 2006	By:	/s/ CHARLES B. LINGEN

		Name:	Charles B. Lingen
		Title:	Executive Vice President
of Finance and Administration
and Chief Financial Officer